UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): June 26, 2009

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 26, 2009, the board of directors (the “Board”) of Highbury Financial Inc. (the “Company”) adopted and approved, effective immediately, Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”).  The By-Laws were amended as follows:

•
Article II, Section 2.3, to provide that special meetings of stockholders may only be called, and special and annual meetings of stockholders may only be postponed by a majority of the Board, the Chairman of the Board, the Chief Executive Officer or President. A majority of the stockholders of the Company may no longer call or postpone an annual or special meeting of stockholders;

•	Article II, Section 2.4, to remove the requirement that a notice of meeting of stockholders identify the person who called the meeting;

•	Article II, Section 2.5, to provide that, in addition to stockholders entitled to vote at the meeting, the chairman of the stockholders’ meeting may adjourn the meeting if a quorum is not present;

•
Article II, Section 2.9, to amend existing provisions providing for advance notice of stockholder proposals (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended) and director nominations.  The advance notice provisions require stockholders to provide advance notice of stockholder proposals or nominations of directors at an annual meeting of stockholders, and such advance notice must be delivered to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, subject to certain exceptions. With respect to special meetings of stockholders, the advance notice provisions require stockholders to provide advance notice of stockholder proposals or nominations of directors at a special meeting, and such advance notice must be delivered to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such special meeting, subject to certain exceptions. In addition, the advance notice provisions require a stockholder who submits a nomination or other proposal to disclose, among other things, information about the relationship between the stockholder and the Company and its common stock, including interests arising from derivative securities, voting arrangements, understandings or other relationships with the stockholder submitting the nomination or proposal; and with respect to a proposal other than a nomination, a brief description of the business desired to be brought before the meeting, the reasons for such business and the material interests of the stockholder in such business, as well as information about any agreements, arrangements or understandings the stockholder may have with other stockholders of the Company relating to the proposal of other business.  The previous advance notice provisions required notice of any business to be brought before the meeting not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting and did not require all of the information currently required in the notice regarding the director nomination and the stockholder proposal;

•
Article II, Section 2.10, to establish procedures for any action of the stockholders by written consent.  Any stockholder wishing to take action by written consent must first submit to the Company a request that the Board fix a record date for determining the stockholders entitled to take such action. The Board must fix the record date within 10 days of receiving a proper request;

•
Article II, Section 2.11, to clarify procedures for the conduct of stockholder meetings, including giving the person presiding over the stockholder meeting the right to prescribe rules for the conduct of the meeting, determine whether proper business has been brought before the meeting, and announce the date and time for opening and closing of the polls on each matter to be voted on at the meeting;

•	Article II, Section 2.12, to provide the persons who may preside over a meeting of stockholders, including the Chairman of the Board and certain officers of the Company;

•	Article III, Section 3.1, to clarify that no decrease in the number of directors shall shorten the term of any incumbent director;

•	Article III, Section 3.2, to clarify that if the size of the Board is increased or decreased, the number of directors in each class shall be apportioned as nearly as equal as possible;

•
Article III, Section 3.3, to clarify that directors who are elected as a meeting of stockholders shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election;

•
Article III, Section 3.6, to clarify that vacancies on the Board or newly created directorships shall be filled solely by the vote of the Board (and if less than a quorum, by the vote of a majority of the Board then in office) and such director shall hold office until the next election of the class for which such director shall have been chosen;

•
Article III, Section 3.12, to provide that notice of special meetings of the Board shall be provided at least 24 hours before the meeting and may be provided by electronic transmission, telecopier or telephone;

•	Article III, Section 3.14, to clarify that written consents of the Board may be made by electronic transmission;

•
Article VI, Section 6.5, to clarify that if no record date is fixed by the Board (i) for the determination of which stockholders are entitled to vote at a meeting of the stockholders, then the record date shall be the close of business on the day next preceding the day on which notice of the meeting is given or (ii) for any other purpose, then the record date shall be the close of business on the day on which the Board adopts a resolution relating to such action; and

•
Article IX, Section 9.1, to provide that any amendment to the By-Laws requires either the approval of the Board or the approval of the affirmative vote at a stockholders meeting of the holders of 66 2/3% of the stock issued and outstanding and entitled to vote at such meeting. The previous By-Laws provided that the holders of a majority of the stock issued and outstanding and entitled to vote may amend the By-Laws.

As a result of the amended advance notice provisions, stockholders must provide written notice of director nominations or other proposals intended to be brought before the 2009 annual meeting of stockholders of the Company, and such notice must be received by the Company not earlier than the close of business on August 11, 2009 and not later than the close of business on September 10, 2009.

A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.  The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws.

Item 9.01                      Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

3.2	Amended and Restated By-Laws.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer

Date: June 26, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated By-Laws